SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – June 26, 2004

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	1-11437 (Commission File Number)	52-1893632 (IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland (Address of principal executive offices)	20817 (Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 5.	Other Events

On June 26, 2004, Lockheed Martin Corporation issued a press release announcing that it has terminated its merger agreement with The Titan Corporation. A copy of the press release is attached as Exhibit No. 99 to this report and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits

Exhibit No.	Description
99	Lockheed Martin Corporation Press Release dated June 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By	/s/ Christopher E. Kubasik
Christopher E. Kubasik Senior Vice President and Chief Financial Officer

June 28, 2003

INDEX TO EXHIBITS

Exhibit No.	Description
99	Lockheed Martin Corporation Press Release dated June 26, 2004.

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